                                                   Exhibit 10.16
                                                   -------------


THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUED UPON ITS EXERCISE ARE SUBJECT TO THE RESTRICTIONS ON TRANSFER SET FORTH IN SECTION 4 OF THIS WARRANT AND A PURCHASE OPTION OF THE COMPANY SET FORTH IN SECTION 11 OF THIS WARRANT.



Warrant No. 5                            Number of Shares: 96,250

Date of Issuance: March 31, 1999


                            SWITCHBOARD INCORPORATED

                         Common Stock Purchase Warrant



     Switchboard Incorporated, a Delaware corporation (the "Company"), for value received, hereby certifies that Intelligent Media Ventures, Inc. (the "Initial Holder"), or its registered assigns (collectively with the Initial Holder the "Registered Holder"), is entitled, subject to the terms set forth below, to purchase from the Company, at any time or from time to time on or after the date of issuance and on or before the later of (a) March 31, 2002 or (b) the date one year subsequent to the effective date of the termination of that certain Co-Branded Website and Linking Agreement dated as of March 31, 1999 (the "Agreement") by and between the Company and the AtHand Members (as defined therein), at not later than 5:00 p.m., Boston, Massachusetts time, 96,250 shares of Common Stock, $0.01 par value per share, of the Company (the "Common Stock"), at a per share purchase price of $8.00. The shares purchasable upon exercise of this Common Stock Purchase Warrant (this "Warrant"), and the purchase price per share, each as adjusted from time to time pursuant to the provisions of this Warrant, are hereinafter referred to as the "Warrant Shares" and the "Purchase Price," respectively.

     In connection with the issuance of this Warrant, the Initial Holder has executed an Investment Letter in the form appended hereto as EXHIBIT I. This
                                                             ---------
Warrant and all rights of the Registered Holder hereunder shall be null and void and no Warrant Shares may be issued pursuant to this Warrant until such executed Investment Letter has been delivered by the Initial Holder to the Company and is in full force and effect.

     1.   Exercise.
          --------

          (a-A) This Warrant may be exercised by the Registered Holder, in whole or in part, by surrendering this Warrant, with the purchase form appended hereto as EXHIBIT II duly executed by such Registered Holder or by such
          ----------
Registered Holder's duly authorized attorney, at the principal office of the Company, or at such other office or agency as the Company may designate, accompanied by payment in full, in lawful money of the United

States, of the Purchase Price payable in respect of the number of Warrant Shares purchased upon such exercise.

          (a-B) At any time at which the Company is subject to the reporting requirements of Section 13 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or at any time subsequent to the delivery of notice by the Company pursuant to Section 7 of this Warrant of any consolidation or a merger of the Company with or into another corporation pursuant to which such other corporation does not agree to assume the obligations of the Company under this Warrant or a transfer of all or substantially all of the assets of the Company pursuant to which the transferee does not agree to assume the obligations of the Company under this Warrant, the Registered Holder may, at its option, elect to pay some or all of the Purchase Price payable upon an exercise of this Warrant by cancelling a portion of this Warrant exercisable for such number of Warrant Shares as is determined by dividing (i) the total Purchase Price payable in respect of the number of Warrant Shares being purchased upon such exercise by
(ii) the excess of the Fair Market Value (as defined in Section 3 of this Warrant) per share of Common Stock as of the Exercise Date (as defined in
Section 1(b) of this Warrant) over the Purchase Price per share. If the Registered Holder wishes to exercise this Warrant pursuant to this method of payment with respect to the maximum number of Warrant Shares purchasable pursuant to this method, then the number of Warrant Shares so purchasable shall be equal to the total number of Warrant Shares, minus the product obtained by multiplying (x) the total number of Warrant Shares by (y) a fraction, the numerator of which shall be the Purchase Price per share and the denominator of which shall be the Fair Market Value per share of Common Stock as of the Exercise Date. For the purposes of this Warrant, any Warrant Shares cancelled as payment pursuant to this Section 1(a-B) for some or all of the Purchase Price upon an exercise of this Warrant shall be referred to as "Purchase Price Shares."

          (a-C) In the event of any consolidation or merger of the Company with or into another corporation pursuant to which such other corporation does not agree to assume the obligations of the Company under this Warrant or a transfer of all or substantially all of the assets of the Company pursuant to which the transferee does not agree to assume the obligations of the Company under this Warrant, to the extent this Warrant is not previously exercised, and if the Fair Market Value per share of Common Stock is greater than the per share Purchase Price, this Warrant shall be automatically exercised in accordance with the provisions of Section 1(a-B) of this Warrant as to the maximum number of Warrant Shares purchasable pursuant to such Section 1(a-B) immediately prior to its cancellation pursuant to Section 2(b) of this Warrant.

          (b) Each exercise of this Warrant shall be deemed to have been effected immediately prior to the close of business on the day on which this Warrant shall have been surrendered to the Company as provided in Section 1(a-A) of this Warrant (the "Exercise Date"). At such time, the person or persons in whose name or names any certificates for Warrant Shares shall be issuable upon such exercise as provided in Section 1(c) of this Warrant shall be deemed to have become the holder or holders of record of the Warrant Shares represented by such certificates.

          (c) As soon as practicable after the exercise of this Warrant in full or in part, and in any event within 20 days thereafter, the Company, at its expense, will cause to be issued in the name of, and delivered to, the Registered Holder, or as such Registered Holder (upon payment by such Registered Holder of any applicable transfer taxes) may direct:

               (i) a certificate or certificates for the number of full Warrant Shares to which such Registered Holder shall be entitled upon such exercise plus, in lieu of any fractional share to which such Registered Holder would otherwise be entitled, cash in an amount determined pursuant to Section 3 of this Warrant; and

               (ii) in case such exercise is in part only, a new warrant or warrants (dated the date hereof) of like tenor, calling in the aggregate on the face or faces thereof for the number of Warrant Shares equal (without giving effect to any adjustment therein) to the number of such shares called for on the face of this Warrant minus the sum of (A) the number of such shares purchased by the Registered Holder upon such exercise plus (B) the number of Warrant Shares, if any, cancelled as payment pursuant to Section 1(a-B) of this Warrant for some or all of the Purchase Price upon an exercise of this Warrant.

     2.   Adjustments.
          -----------

          (a) If outstanding shares of the Common Stock shall be subdivided into a greater number of shares or a dividend in Common Stock shall be paid in respect of Common Stock, the Purchase Price in effect immediately prior to such subdivision or at the record date of such dividend shall simultaneously with the effectiveness of such subdivision or immediately after the record date of such dividend be proportionately reduced. If outstanding shares of Common Stock shall be combined into a smaller number of shares, the Purchase Price in effect immediately prior to such combination shall, simultaneously with the effectiveness of such combination, be proportionately increased. When any adjustment is required to be made in the Purchase Price, the number of Warrant Shares purchasable upon the exercise of this Warrant shall be changed to the number determined by dividing (i) an amount equal to the number of shares issuable upon the exercise of this Warrant immediately prior to such adjustment, multiplied by the Purchase Price in effect immediately prior to such adjustment, by (ii) the Purchase Price in effect immediately after such adjustment.

          (b) If there shall occur any capital reorganization or reclassification of the Common Stock (other than a change in par value or a subdivision or combination as provided for in Section 2(a) of this Warrant), or any consolidation or merger of the Company with or into another corporation pursuant to which such other corporation agrees to assume the obligations of the Company under this Warrant, or a transfer of all or substantially all of the assets of the Company pursuant to which the transferee agrees to assume the obligations of the Company under this Warrant, then, as part of any such reorganization, reclassification, consolidation, merger or sale, as the case may be, lawful provision shall be made so that the Registered Holder of this Warrant shall have the right thereafter to receive upon the exercise hereof the kind and amount of shares of stock or other securities or property which such Registered Holder would have been entitled to receive if, immediately prior to any such reorganization, reclassification, consolidation, merger or sale, as the case may be, such Registered Holder had held the number of shares of Common Stock which were then purchasable upon the exercise of this Warrant. In any such case, appropriate adjustment (as reasonably determined in good faith by the Board) shall be made in the application of the provisions set forth herein with respect to the rights and interests thereafter of the Registered Holder of this Warrant, such that the provisions set forth in this
Section 2 (including provisions with respect to adjustment of the Purchase Price) shall thereafter be applicable, as nearly as is reasonably practicable, in relation to any shares of stock or other securities or property thereafter deliverable upon the exercise of this Warrant. If there shall occur any consolidation or merger of the Company with or into another corporation pursuant to which such other corporation does not agree to assume the obligations of the Company under this Warrant or a transfer of all or substantially all of the assets of the Company pursuant to which the transferee does not agree to assume the obligations of the Company under this Warrant, to the extent not then exercised, this Warrant shall immediately (other than with respect to the restrictions on transfer set forth in Section 4 of this Warrant, the rights of the Company pursuant to Section 11 of this Warrant and the lock-up provisions of
Section 12 of this Warrant) be deemed cancelled, all rights of the Registered Holder hereunder shall be null and void and no Warrant Shares may be issued hereunder. With respect to any notice provided to the Registered Holder pursuant to Section 7 of this Warrant in case of such a consolidation or merger of the Company or of such a sale of all or substantially all of the assets of the Company, where the surviving corporation or the transferee, respectively, does not agree to assume the obligations of the Company under this Warrant, such notice shall so specify that the surviving corporation or the transferee, respectively, does not agree to assume the obligations of the Company under this Warrant.

          (c) When any adjustment is required to be made in the Purchase Price, the Company shall promptly mail to the Registered Holder a certificate setting forth the Purchase Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment. Such certificate shall also set forth the kind and amount of stock or other securities or property into which this Warrant shall be exercisable following the occurrence of any of the events specified in Sections 2(a) or 2(b) of this Warrant.

     3.   Fractional Shares.  The Company shall not be required upon the
          -----------------
exercise of this Warrant to issue any fractional shares, but shall make an adjustment therefor in cash on the basis of the Fair Market Value (as defined in this Section 3) per share of Common Stock. For purposes of this Warrant, the "Fair Market Value" per share of Common Stock shall mean (i) if the Common Stock is then listed on a national securities exchange or on The Nasdaq Stock Market, the last reported sale price on such date; or (ii) otherwise, the fair market value as determined by the Company's Board of Directors (the "Board").

     4.   Requirements for Transfer.
          -------------------------

          (a) This Warrant and the Warrant Shares shall not be sold or transferred unless either (i) they first shall have been registered under the Securities Act of 1933, as amended (the "Securities Act"), (ii) at the time of such sale or transfer, the Company is subject to the reporting requirements of
Section 13 of the Exchange Act and the Company first shall have been furnished with an opinion of legal counsel, reasonably satisfactory to the Company, to the effect that such sale or transfer is exempt from the registration requirements of the

Securities Act (a "Transfer Opinion"), (iii) such sale or transfer is (A)
of all of this Warrant and any and all Warrant Shares issued pursuant to any exercise of this Warrant, (B) to any affiliate (as defined in Rule 12b-2 under the Exchange Act, an "Affiliate") of the Registered Holder and (C) the Company shall first have been furnished with a Transfer Opinion, provided, that, in no
                                                         --------  ----
event may more than an aggregate of two sales or transfers be made pursuant to the terms of this Section 4(a)(iii), or (iv) the Company consents to such sale or transfer in writing.

          (b) Each certificate representing Warrant Shares shall bear a legend substantially in the following form, in addition to any other legends that may be required under federal or state laws:

          "The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended, and may not be offered, sold or otherwise transferred, pledged or hypothecated unless and until such securities are registered under such Act or an opinion of counsel satisfactory to the Corporation is obtained to the effect that such registration is not required."

The foregoing legend shall be removed from the certificates representing any Warrant Shares, at the request of the holder thereof, at such time as they become eligible for resale pursuant to Rule 144(k) under the Securities Act and upon the delivery to the Company of an opinion of legal counsel, reasonably satisfactory to the Company that such legend may be removed.

     5.   No Impairment.  The Company will not, by amendment of its charter or
          -------------
through reorganization, consolidation, merger, dissolution, sale of assets or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holder of this Warrant against impairment.

     6.   Liquidating Dividends.  If the Company pays a dividend or makes a
          ---------------------
distribution on the Common Stock payable otherwise than in cash out of earnings or earned surplus (determined in accordance with generally accepted accounting principles) except for a stock dividend payable in shares of Common Stock (a "Liquidating Dividend"), then the Company will pay or distribute to the Registered Holder of this Warrant, upon the exercise hereof, in addition to the Warrant Shares purchased upon such exercise, the Liquidating Dividend which would have been paid to such Registered Holder if it had been the owner of record of such Warrant Shares immediately prior to the date on which a record is taken for such Liquidating Dividend or, if no record is taken, the date as of which the record holders of Common Stock entitled to such dividends or distribution are to be determined.

     7.   Notices of Record Date, etc.  In case:
          ---------------------------

          (a) the Company shall take a record of the holders of its Common Stock (or other stock or securities at the time deliverable upon the exercise of this Warrant) for the purpose of entitling or enabling them to receive any dividend or other distribution, or to receive any right to subscribe for or purchase any shares of stock of any class or any other securities, or to receive any other right; or

          (b) of any capital reorganization of the Company, any reclassification of the capital stock of the Company, any consolidation or merger of the Company with or into another corporation (other than a consolidation or merger in which the Company is the surviving entity), or any transfer of all or substantially all of the assets of the Company; or

          (c) of the voluntary or involuntary dissolution, liquidation or winding-up of the Company,

then, and in each such case, the Company will mail or cause to be mailed to the Registered Holder of this Warrant a notice specifying, as the case may be, (i) the date on which a record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, or (ii) the effective date on which such reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock (or such other stock or securities at the time deliverable upon the exercise of this Warrant) shall be entitled to exchange their shares of Common Stock (or such other stock or securities) for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation or winding-up. Such notice shall be delivered at least ten (10) business days prior to the record date or effective date for the event specified in such notice.

     8.   Reservation of Stock.  The Company will at all times reserve and keep
          --------------------
available, solely for issuance and delivery upon the exercise of this Warrant, such number of Warrant Shares and other stock, securities and property, as from time to time shall be issuable upon the exercise of this Warrant.

     9.   Exchange of Warrants.  Upon the surrender by the Registered Holder of
          --------------------
any Warrant or Warrants, properly endorsed, to the Company at the principal office of the Company, the Company will, subject to the provisions of Section 4 of this Warrant, issue and deliver to or upon the order of such Registered Holder, at the Company's expense, a new Warrant or Warrants of like tenor, in the name of such Registered Holder or as such Registered Holder (upon payment by such Registered Holder of any applicable transfer taxes) may direct, calling in the aggregate on the face or faces thereof for the number of shares of Common Stock called for on the face or faces of the Warrant or Warrants so surrendered.

     10.  Effect of Certain Terminations of the Agreement.
          -----------------------------------------------

          (a) In the event of the occurrence on or prior to December 31, 1999 of Section 4.4 Event (as defined in the Agreement), the number of Warrant Shares issuable upon exercise of this Warrant (including any Warrant Shares then issued, and prior to any adjustments pursuant to Section 2 of this Warrant) shall be reduced to 100,000.

          (b) In the event that the Agreement is terminated on December 31, 1999 pursuant to Section 3.2 of the Agreement by the AtHand Members for their own convenience, the number of Warrant Shares issuable upon exercise of this Warrant (including any Warrant Shares then issued, and prior to any adjustments pursuant to Section 2 of this Warrant) shall be reduced to 233,750.

          (c) In the event of the occurrence subsequent to December 31, 1999 of a Section 4.4 Event, the number of Warrant Shares issuable upon exercise of this Warrant (including any Warrant Shares then issued, and prior to any adjustments pursuant to Section 2 of this Warrant) shall be reduced to 233,750.

     11.  Purchase Option.
          ---------------

          (a) The Company shall have the right and option (the "Purchase Option") to purchase from the registered holders thereof, at a per share purchase price equal to the Purchase Price applicable upon the issuance thereof (the "Option Price"), some or all of any Warrant Shares then issued upon the exercise of this Warrant (the "Purchase Shares") in the event of the following:

               (i)    the occurrence on or prior to December 31, 1999 of a
Section 4.4 Event (as defined in the Agreement), provided, that, the Purchase
                                                 --------  ----
Option may then be exercised only if, and to the extent that, the sum of the total number of Purchase Price Shares and Warrant Shares then issued is greater than 100,000 (as adjusted pursuant to Section 2 of this Warrant);

               (ii) the Agreement is terminated on December 31, 1999 pursuant to Section 3.2 of the Agreement by the AtHand Members for their own convenience, provided, that, the Purchase Option may then be exercised only if, and to the
--------  ----
extent that, the sum of the total number of Purchase Price Shares and Warrant Shares then issued is greater than 233,750 (as adjusted pursuant to Section 2 of this Warrant); or

               (iii) the occurrence subsequent to December 31, 1999, but not subsequent to October 31, 2000, of a Section 4.4 Event, provided, that, the
                                                        --------  ----
Purchase Option may then be exercised only if, and to the extent that, the sum of the total number of Purchase Price Shares and Warrant Shares then issued is greater than 233,750 (as adjusted pursuant to Section 2 of this Warrant).

          (b) The Company may exercise the Purchase Option by delivering or mailing to the registered holder(s) of the Purchase Shares a written notice of exercise of the Purchase Option (the "Purchase Notice") within 60 days of the commencement of such Purchase Option. Such Purchase Notice shall specify the number of Purchase Shares to be purchased.

          (c) Within 10 days after delivery of the Purchase Notice to the registered holders of the Purchase Shares, such registered holders shall tender to the Company at its principal offices the certificate or certificates representing the Purchase Shares which the Company has elected to purchase in accordance with the terms of this Section 11, duly endorsed in blank or with duly endorsed stock powers attached thereto, all in form suitable for the transfer of such Purchase Shares to the Company. Promptly following its receipt of such certificate or certificates, the Company shall pay to such registered holders the aggregate Purchase Price for such of the Purchase Shares held by such registered holders (provided that any delay in making such payment shall not invalidate the Company's exercise of the Purchase Option with respect to such Purchase Shares).

          (d) After the time at which any Purchase Shares are required to be delivered to the Company for transfer to the Company pursuant to Section 11(c) of this Warrant, the Company shall not pay any dividend to the registered holders of such Purchase Shares on account of such Purchase Shares or permit such registered holders to exercise any of the privileges or rights of a stockholder with respect to such Purchase Shares, but shall, in so far as permitted by law, treat the Company as the owner of such Purchase Shares.

          (e) The Option Price may be payable, at the option of the Company, in cancellation of all or a portion of any past due amounts under the Agreement of the registered holders of such Purchase Shares to the Company, or in cash (by check) or both.

          (f) The Company may assign its Purchase Option to (i) an Affiliate of the Company, (ii) a surviving corporation with or into which the Company consolidates or merges or (iii) a transferee of all or substantially all of the assets of the Company.

          (g) In addition to the legends described in Section 4(b) of this Warrant, each certificate representing Warrant Shares shall bear a legend substantially in the following form:

          "The shares of stock represented by this certificate are subject to restrictions on transfer and an option to purchase set forth in a certain Warrant issued by the Corporation to the registered owner of these shares (or its predecessor in interest), a copy of which Warrant is available for inspection without charge at the office of the Secretary of the Corporation.

The foregoing legend shall be removed from the certificates representing any Warrant Shares, at the request of the holder thereof, on or after October 31, 2000.

     12.  Lock-up.  In connection with the initial underwritten public offering
          -------
of the Company's securities pursuant to a registration statement under the Securities Act, the Registered Holder and any registered holder of any Warrant Shares shall (i) not sell, make short sale of, loan, grant any options for the purchase of, or otherwise dispose of any shares of Common Stock without the prior written consent of the Company or the underwriters managing such initial underwritten public offering of the Company's securities for a period of 180 days from the effective date of such registration statement, and (ii) execute any agreement substantially reflecting clause (i) above as may be requested by the Company or the managing underwriters at the time of such initial public offering.

     13.  Replacement of Warrants.  Upon receipt of evidence reasonably
          -----------------------
satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and (in the case of loss, theft or destruction) upon delivery of an indemnity agreement (with surety if reasonably required) in an amount reasonably satisfactory to the Company, or (in the case of mutilation) upon surrender and cancellation of this Warrant, the Company will issue, in lieu thereof, a new Warrant of like tenor.

     14.  Transfers, etc.
          --------------

          (a) The Company will maintain a register containing the names and addresses of the Registered Holders of this Warrant. Any Registered Holder may change its or his address as shown on the warrant register by written notice to the Company requesting such change.

          (b) Subject to the provisions of Section 4 of this Warrant, this Warrant and all rights hereunder are transferable, in whole or in part, upon surrender of this Warrant with a properly executed assignment (in the form of
EXHIBIT III appended hereto) at the principal office of the Company.
-----------

          (c) Until any transfer of this Warrant is made in the warrant register, the Company may treat the Registered Holder of this Warrant as the absolute owner hereof for all purposes; provided, however, that if and when this
                                        --------  -------
Warrant is properly assigned in blank, the Company may (but shall not be obligated to) treat the bearer hereof as the absolute owner hereof for all purposes, notwithstanding any notice to the contrary.

     15.  Mailing of Notices, etc.  All notices and other communications from
          -----------------------
the Company to the Registered Holder of this Warrant shall be in writing and shall be deemed given when sent by first-class certified mail, or via facsimile or overnight courier, with written confirmation of receipt, to the address furnished to the Company in writing by the last Registered Holder of this Warrant who shall have furnished an address to the Company in writing. All notices and other communications from the Registered Holder of this Warrant or in connection herewith to the Company shall be in writing and shall be deemed given when sent by certified mail or via facsimile or overnight courier, with written confirmation of receipt, to the Company at its principal office set forth below. If the Company should at any time change the location of its principal office to a place other than as set forth below, it shall give prompt written notice to the Registered Holder of this Warrant and thereafter all references in this Warrant to the location of its principal office at the particular time shall be as so specified in such notice.

     16.  No Rights as Stockholder.  Until the exercise of this Warrant, the
          ------------------------
Registered Holder of this Warrant shall not have or exercise any rights by virtue hereof as a stockholder of the Company.

     17.  Change or Waiver.  Any term of this Warrant may be changed or waived
          ----------------
only by an instrument in writing signed by the party against which enforcement of the change or waiver is sought.

     18.  Headings.  The headings in this Warrant are for purposes of reference
          --------
only and shall not limit or otherwise affect the meaning of any provision of this Warrant.

     19.  Governing Law.  This Warrant will be governed by and construed in
          -------------
accordance with the laws of the State of Delaware, without reference to its conflicts of law rules.

     20.  Costs.  The prevailing party in any dispute arising out of or relating
          -----
to this Warrant shall be entitled to reasonable attorneys' fees, expenses and costs incurred in defending or pursuing such dispute.


                                        SWITCHBOARD INCORPORATED


                                        By: /s/ Dean Polnerow
                                           ---------------------------------
                                            Name:  Dean Polnerow
                                            Title: President

                                        Address of Principal Office:
                                        ---------------------------
                                        115 Flanders Road
                                        Westboro, Massachusetts 01581

[Corporate Seal]

ATTEST:


 /s/ John Jewett
------------------------------
Name:  John Jewett
Title: VP and CFO

                                                                       EXHIBIT I
                                                                       ---------


                               INVESTMENT LETTER


Switchboard Incorporated
115 Flanders Road
Westboro, Massachusetts 01581

Ladies and Gentlemen:

     In order to induce Switchboard Incorporated, a Delaware corporation (the "Company"), to issue and sell to ____________ (the "Investor"), the Common Stock Purchase Warrant No. ___ (the "Warrant") and any and all of the shares of Common Stock, $0.01 par value per share, of the Company (the "Common Stock") issuable upon any exercise or partial exercise of the Warrant (the "Shares"), the Investor hereby represents, warrants and covenants as follows:

     (a) The Investor is accepting the Warrant and the Shares for its own account for investment only, and not with a view to, or for sale in connection with, any distribution of the Warrant and/or Shares in violation for the Securities Act of 1933, as amended (the "Securities Act"), or any rule or regulation under the Securities Act.

     (b) The Investor has had such opportunity as it has deemed adequate to obtain from representatives of the Company such information as is necessary to permit it to evaluate the merits and risks of its investment in the Company.

     (c) The Investor has sufficient experience in business, financial and investment matters to be able to evaluate the risks involved in the purchase of the Warrant and/or the Shares and to make an informed investment decision with respect to such purchase.

     (d) The Investor can afford a complete loss of the value of the Warrant and/or the Shares and is able to bear the economic risk of holding the Warrant and/or the Shares for an indefinite period.

     (e) The Investor understands that (i) neither the Warrant nor the Shares have been registered under the Securities Act and both the Warrant and the Shares are "restricted securities" within the meaning of Rule 144 under the Securities Act, (ii) neither the Warrant nor the Shares can be sold, transferred or otherwise disposed of unless they are subsequently registered under the Securities Act or an exemption from registration is then available; (iii) in any event, the exemption from registration under Rule 144 or otherwise may not be available for the Warrant, may not be available for at least one year and even then will not be available unless a public market then exists for the Common Stock, adequate information concerning the Company is then available to the public, and other terms and conditions of Rule 144 are complied with; and (iv) there is now no registration statement on file with the Securities and Exchange Commission with respect to any security of the Company and the Company has no obligation or current intention to register the Warrant or the Shares under the Securities Act.

     (f) A legend substantially in the following form will be placed on any certificate representing the Shares:

Switchboard Incorporated
Page 2

          The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended, and may not be offered, sold or otherwise transferred, pledged or hypothecated unless and until such securities are registered under such Act or an opinion of counsel satisfactory to the Corporation is obtained to the effect that such registration is not required."


                                        Very truly yours,


                                        INVESTOR:

                                        INTELLIGENT MEDIA VENTURES, INC.



Dated: March 31, 1999                   By: /s/ Daniel Puzz
                                           -----------------------------
                                           Name:
                                           Title:

                                                                      EXHIBIT II
                                                                      ----------



                                 PURCHASE FORM


To:  Switchboard Incorporated                          Date:____________________
     115 Flanders Road
     Westboro, Massachusetts 01581
     Attention: Treasurer


     The undersigned, pursuant to the provisions set forth in the attached Warrant (No. ___), hereby irrevocably elects to purchase _____ shares of the Common Stock covered by such Warrant. The undersigned herewith makes payment of $____________ in lawful money of the United States, representing the full purchase price for such shares at the price per share provided for in such Warrant.



                              Name of Registered Holder:________________________



                              By:_______________________________________________
                                 Name:
                                 Title:

                                                                     EXHIBIT III
                                                                     -----------



                                ASSIGNMENT FORM


     FOR VALUE RECEIVED, ________________________________________
hereby sells, assigns and transfers all of the rights of the undersigned under the attached Warrant (No. ____) with respect to the number of shares of Common Stock covered thereby set forth below, unto:

Name of Assignee         Address              No. of Shares
----------------         -------              -------------



Name of Registered Holder:________________________



By:______________________________             Date:_____________________
   Name:
   Title:


Witness:_________________________             Date:_____________________
        Name:
        Title: